Exhibit 10.24

                           TENGTU INTERNATIONAL CORP.

                              COMMON STOCK WARRANT

         NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT IS RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


Void after December 21, 2005

                              Warrant to Purchase 100,000 shares of Common Stock (subject to adjustment)

         Tengtu International Corp., a Delaware corporation (the "Company"), hereby certifies that, for value received, Orion Capital Incorporated, together with its successors and assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on December 21, 2005, fully paid and nonassessable shares of the Company's $.01 par value per share common stock (the "Common Stock"). The purchase price per share (the "Purchase Price") shall be, in the event of a purchase at any time during the period commencing on the date hereof and ending on December 21, 2005, U.S.$.30. The number of shares of Common Stock and the amount of the Purchase Price is subject to adjustment as provided herein

         This warrant is the "Warrant" (this "Warrant"), evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to that certain Amended Loan Agreement dated December 21, 2000 (as amended, modified or otherwise supplemented from time to time, the "Loan Agreement"), between the Company and the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement. This Warrant evidences the right to purchase an aggregate of 100,000 shares of Common Stock of the Company, subject to adjustment as provided in this Warrant.
         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Closing Market Price" refers to the closing price of the Company's Common Stock on any day as reported by a national securities exchange, the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded or quoted on any of the foregoing, the closing price in any other over-the-counter market.

                  (b) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                  (c) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Sections 5 or 7 or otherwise.

                  (e) "Prospectus" means any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

                  (f) The term "Registrable Securities" means this Warrant, any Shares and/or Other Securities that may be or are issued or issuable by the Company upon exercise of this Warrant, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to the provisions hereof; provided, however, that any particular security shall cease to be a Registrable Security when (i) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such Registration Statement, or (ii) such security shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act.

                  (g) The term "Registration Expenses" means any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with Section 1, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees, all listing fees and all transfer agent fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, mailing, messenger and delivery expenses and (iv) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions and brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by Holder to advise it in its capacity as the holder of this Warrant.

                  (h) The term "Registration Statement" means any registration statement of the Company filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Warrant, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

                  (i) The term "SEC," "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

                  (j) The term "Shares" means the Common Stock issued or issuable upon exercise of this Warrant.

                  (k) The term "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

                  (l) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

         1.       Piggyback Registration Rights.

         1.1 (a) Right to Include Registrable Securities. If at any time, or from time to time, the Company proposes to register any of its equity securities under the Securities Act, whether or not for its own account (other than by a registration statement on Form S-4 or Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities or would not be available for the Registrable Securities) (a "Piggyback Registration"), it shall as expeditiously as possible give written notice to Holder of its intention to do so and of their rights under this Section 1.1. Such rights are referred to hereinafter as "Piggyback Registration Rights." Upon the written request of Holder made within twenty (20) days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Holder and the Company shall keep such Registration Statement in effect and maintain compliance with each Federal and state law or regulation for the period necessary for Holder to effect the proposed sale or other disposition (but in no event for a period greater than ninety (90) days).

                  (b) Withdrawal of Piggyback Registration by Company. If, at any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give written notice of such determination to Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration.

                  (c) Piggyback Registration of Underwritten Public Offerings. If a Piggyback Registration involves an offering by or through underwriters, then, (i) if Holder requests to have its Registrable Securities included in the Company's Registration Statement, it must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (ii) if Holder requests to have its Registrable Securities included in such Registration Statement, it may elect in writing, not later than three (3) Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have its Registrable Securities so included in connection with such registration.

                  (d) Payment of Registration Expenses for Piggyback Registration. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to a Piggyback Registration Right contained in this Section 1.1.

                  (e) Priority in Piggyback Registration. If a Piggyback Registration involves an offering by or through underwriters, the Company shall not be required to include Registrable Shares therein if and to the extent the underwriter managing the offering reasonably believes in good faith and advises Holder that such inclusion would materially adversely affect such offering; provided that in such event, Holder may delay any offering by it of all Registrable Securities requested to be included or that portion of such Registrable Securities eliminated for such period, not to exceed sixty (60) days, as the managing underwriter shall request and the Company shall file such supplements and post-effective amendments and take such other action necessary to permit Holder to make their proposed offering for a period of ninety (90) days following such period of delay.

         1.2 Registration Procedures. If and whenever the Company is required to use its best efforts to take action pursuant to any Federal or state law or regulation to permit the sale or other disposition of any Warrant Shares that are then held or that may be acquired upon exercise of the Warrants in order to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Section 1, the Company shall, as expeditiously as practicable:

                  (a) furnish to Holder and the underwriters, if any, without charge, as many copies of the Registration Statement, the Prospectus or the Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as they may reasonably request;

                  (b) enter into such agreements (including an underwriting agreement) and take all such other actions reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters and Holder covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                  (c) make available for inspection by one or more representatives of the Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by Holder or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such, subject to customary confidentiality arrangements; and

                  (d) otherwise use its best efforts to comply with all applicable Federal and state regulations, and take such other action as may be reasonably necessary or advisable to enable Holder and each such underwriter to consummate the sale or disposition in such jurisdictions or jurisdictions in which Holder or underwriter shall have requested that the Registrable Securities be sold; provided that the Company shall not be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction solely by reason of such registration or qualification or (iii) to consent to general service of process in any jurisdiction.

         Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

         Each seller of Registrable Securities as to which any registration is being effected shall furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

         1.3      Indemnification.

                  (a) Indemnification by Company. In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless Holder and each Person, if any, who controls Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Securities Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of Holder (or any Person controlling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Holder specifically for use therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

                  (b) Indemnification by Holder. In connection with each Registration Statement, Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 1.3(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Securities Exchange Act), but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by Holder to the Company specifically for use therein. In no event shall the liability of Holder hereunder be greater in amount than the dollar amount of the net proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 1.3(a) or 1.3(b) shall be available to any party who shall fail to give notice as provided in this Section 1.3(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation previously incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded, based on advice of counsel, that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

                  (d) Contribution. In connection with each Registration Statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection (a) hereof is unavailable to an indemnified party thereunder in respect of any losses, claims, damages or liabilities referred to therein, then the Company shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities. The amount to be contributed by the Company hereunder shall be an amount which is in the same proportionate relationship to the total amount of such losses, claims, damages or liabilities as the total net proceeds from the offering (before deducting expenses) of the Registrable Securities bears to the total price to the public (including underwriters' discounts) for the offering of the Registrable Securities covered by such registration.

                  (e) Specific Performance. The Company and the Holder acknowledge that remedies at law for the enforcement of this Section 1.3 may be inadequate and intend that this Section 1.3 shall be specifically enforceable.

         2.       Restricted Stock.

         2.1 If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of this Warrant or the Shares) of this Warrant or the Shares, this Warrant or the Shares shall not be registered under the Securities Act, the Company will require, as a condition of allowing such transfer or exchange, that the Holder or transferee of this Warrant or the Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company. In the -5- case of such transfer or exchange and in the case of an exercise of this Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company will require a written statement that this Warrant or the Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued on the exercise of this Warrant shall, if such Shares are being sold or transferred without registration under the Securities Act, bear a legend similar to the legend on the face page of this Common Stock Warrant.

         2.2 (a) The Company shall, at all times, make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act.

                  (b) The Company shall file with the Commission in a timely manner all required reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act.

                  (c) The Company shall furnish to the Holder of this Warrant or the Shares designated by the Holder, forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements under the Securities Act (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public) and of the reporting requirements of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, (iii) any other reports and documents necessary to satisfy the information-furnishing condition to offers and sales under Rule 144A under the Securities Act, and (iv) such other reports and documents as the Holder of this Warrant or the Shares reasonably requests to avail itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

         3.       Exercise of Warrant.

         3.1 Exercise in Full. The Holder of this Warrant may exercise it in full by surrendering this Warrant, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office. Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

                  (a) Cash Exercise: The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant by the applicable Purchase Price; or

                  (b) Cashless Exercise: The surrendered Warrant shall be accompanied by a notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

where:

         X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is being exercised.

         A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3.1(b), the "Market Price" shall be defined as the average closing price of the Common Stock for the five (5) trading days prior to the date of exercise of this Warrant (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrant. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

         B = the Exercise Price.

         3.2 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Subsection
3.1 except that the amount obtained by multiplying (a) the number of shares of Common Stock called for on the face of this Warrant as shall be designated by the Holder in the subscription at the end hereof by (b) the Purchase Price. On any such partial exercise, subject to the provisions of Section 2 hereof, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.
                                       -6-

         3.3 Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder any rights (including, without limitation, any right to registration of the Shares) to which the Holder shall continue to be entitled after such exercise or exchange in accordance with the provisions of this Warrant; provided that, if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

         4. Delivery of Stock Certificates, Etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten business (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of fully paid and nonassessable Shares to which the Holder shall be entitled on such exercise. No fractional Share or scrip representing a fraction of a Share will be issued on exercise, but the number of Shares issuable shall be rounded to the nearest whole Share.

         4.1 The Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon exercise of this Warrant, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

         4.2 Listing. Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) to the extent that such listing is necessary to trade the Shares on the national securities exchange or automated quotation system upon which the shares of Common Stock are then listed. The Company shall maintain, so long as any other shares of Common Stock shall so be listed, such listing of all Shares.

         5.       Adjustment for Reorganization, Consolidation, Merger, Etc.

         5.1 Merger, Etc. If the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within twenty-four
(24) months from the date of such transfer (any such transaction being hereinafter sometimes referred to as a "Reorganization") then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 3 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto; provided that the successor corporation in any such Reorganization described in clause (b) or (c) above where the Company will not be the surviving entity (the "Acquiring Company") has agreed prior to such Reorganization in a writing satisfactory in form and substance to the Holder that this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on exercise after the consummation of such Reorganization, and shall be binding upon the issuer of any such stock or other securities (including, in the case of any transfer of properties or assets referred to above, the person acquiring all or substantially all of the properties or assets of the Company).

         If the Acquiring Company has not so agreed to continue this Warrant, then the Company shall give 30 days' prior written notice to the Holder of this Warrant of such Reorganization, during which 30-day period (the "Notice Period") the Holder at its option and upon written notice to the Company shall be able to
(i) exercise this Warrant or any part thereof at an exercise price (the "Discounted Exercise Price") equal to the then prevailing purchase price hereunder discounted at the Discount Rate (as used herein the "Discount Rate" shall mean the then prevailing interest rate on U.S. Treasury Notes issued on (or immediately prior to) the date of such 30-day notice and maturing on December 21, 2005 (or immediately prior thereto), such rate to be compounded annually through December 21, 2005, and in no event to be less than 10% annually); or (ii) on the Effective Date, the Holder of this Warrant shall be paid an amount (the "Merger Profit Amount") equal to the difference between the fair market value per share of Common Stock of the Company being purchased by the Acquiring Company in the Reorganization and the Discounted Exercise Price described in clause (i) above and the Warrant shall simultaneously expire. The Merger Profit Amount shall be payable in the same form as the common stockholders of the Company shall be paid by the Acquiring Company for their shares of common stock of the Company. The fair market value of any noncash property received from the Acquiring Company upon the Reorganization shall be determined in good faith by the Board of Directors of the Company, as approved by the Company's stockholders.

         5.2 Dissolution. Except as otherwise expressly provided in Subsection 5.1, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company having its principal office in New York, New York, as trustee for the Holder of this Warrant.

         5.3 Continuation of Terms. Except as otherwise expressly provided in Subsection 5.1, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.1.

         6. No Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise and (b) will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon exercise of this Warrant in full and shall take all such action as may be necessary or appropriate in order that all shares of Common Stock that shall be so issuable shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         7.       No Dilution.

                  (a) In the event the Company shall pay a share dividend or other distribution payable in shares of Common Stock, or the issued shares of Common Stock shall -8- be subdivided, combined or consolidated, by reclassification or otherwise, into a greater or lesser number of shares of Common Stock, the Purchase Price in effect immediately prior (and each Purchase Price in effect subsequent) to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted. In the case of a share dividend or other distribution payable in shares of Common Stock such adjustment shall occur as follows: the Purchase Price that is then in effect (and in effect at any time thereafter) shall be decreased or increased, as the case may be, as of the time of such issuance, or in the event a record date is fixed, as of the close of business on such record date, by multiplying or dividing the Purchase Price, as the case may be, then (and therefore) in effect by a fraction (1) the numerator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date, as the case may be, and (2) the denominator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that, if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted to reflect he actual payment of such dividend or distribution.

                  (b) In the event that the Company shall, after December 21, 2000, pay a dividend or make a distribution payable otherwise than in shares of Common Stock, the Company shall pay to the Holder of this Warrant, on the dividend or distribution payment date, the cash, stock or other securities and other property which the Holder would have received if such Holder had exercised this Warrant in full to purchase Common Stock and had been the record holder of such Common Stock on the date on which a record is taken for the purpose of such dividend or distribution.

                  (c) In the event that the Company shall, after December 21, 2000, issue or sell any shares of its Common Stock, other than issuances or sales in connection with the Company's stock option incentive plan in effect on the date hereof, for a consideration per share less than the closing market price on that date of agreement to such issuance or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to the price, calculated to the nearest cent, determined as provided in clause (i) below:

                           (i) by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the closing market price immediately prior to such issue or sale and (b) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (x) the total number of shares of Common Stock outstanding immediately after such issue or sale and (y) the closing market price immediately prior to such issue or sale.

                  (d) Upon the occurrence of each adjustment of the Purchase Price pursuant to this Section 7, the number of shares issuable upon exercise of this Warrant shall simultaneously be adjusted by multiplying (i) the number of Shares issuable immediately prior to such adjustment by (ii) the Purchase Price in effect immediately prior to such adjustment, and dividing the product so obtained by the Purchase Price as so adjusted, and the Company shall prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

                  (e) The form of this Warrant need not be changed because of any change in the Purchase Price pursuant to this Section 7. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Warrant that it may deem appropriate and that does not affect the substance thereof. Any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

                  (f) In case at any time after the date of this Warrant:

                           (i) The Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

                           (ii) The Company shall authorize any reclassification of the shares of its Common Stock, or any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding stock; or

                           (iii) Events shall have occurred resulting in the voluntary and involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause notice to be sent to the Holder at least twenty
(20) days prior (or ten (10) day prior in any case specified in clause (i) above, or on the date of any case specified in clause (iii) above) to the applicable record date hereinafter specified, stating (1) the date on which a record is to be taken or the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record will be entitled to such dividend, distribution or rights are to be determined or (2) the date on which such reclassification, consolidation, merger, sale, transfer, initial public offering, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock or record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding up. Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in clauses (i),
(ii) and (iii) above.

         8. Reporting Requirements. The Company shall provide written notice to Holder of any "Ineffective Period," as defined below, within two days of the commencement of any Ineffective Period. "Ineffective Period" shall mean any period of time after the effective date of a registration statement covering this Warrant or the Shares during the term hereof that such registration statement or any supplemental or amended registration statement becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Shares for any reason (or in the event the prospectus is not current and deliverable).

         9. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  10. Expenses. The Company agrees to pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Warrant and the issuance of this Warrant.

         11. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent having an office in New York, New York, or U.S. Stock Transfer Corp. for the purpose of issuing Shares on the exercise of this Warrants pursuant to Section 3, exchanging this Warrant pursuant to Section 8, and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  13. Negotiability, Etc. This Warrant is issued upon the following terms, to all of which the Holder or owner hereof by the taking hereof consents and agrees:

                  (a) title to this Warrant may be transferred by endorsement (by the Holder executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  14. Notice, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified airmail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

         15. Governing Law; Jurisdiction. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws provisions thereof. Holder and the Company hereby irrevocably and unconditionally submit, for themselves and their property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Warrant, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Holder and the Company hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Holder and the Company hereby irrevocably and unconditionally waive, to the fullest extent they may legally and effectively do so, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Warrant in any court referred to above, and hereby irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Holder and the Company irrevocably consent to service of process in the manner provided for notices above. Nothing in this Agreement will affect the right of the Holder to serve process in any other manner permitted by law. HOLDER AND THE COMPANY HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). HOLDER AND THE COMPANY CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF HOLDER OR THE COMPANY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

         16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  17. Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., New York time, on December 21, 2005.

Dated: December 21, 2000

                           TENGTU INTERNATIONAL CORP.


                           By:------------------------
                              Name: Pak Kwan Cheung
                              Title: Chairman and Chief Executive Officer


Addresses for Notices

                  The Company:

                  206-5050 Kingsway
                  Burnaby, B.C., Canada V5H 4H2
                  Attention: Pak Kwan Cheung

                  Holder:

                  The name and address as indicated in the books of the Company

                                  ATTACHMENT A
                                  -------------


                               NOTICE OF EXERCISE

(To be Executed by the Registered Holder in order to Exercise the Warrant)

         The undersigned holder hereby irrevocably elects to purchase ---- shares of Common Stock of Tengtu International Corp. (the "Company") pursuant to the Common Stock Warrant void after December 21, 2005 issued by the Company according to the conditions set forth in said warrant and as of the date set forth below.*

Date of Exercise:

Number of Shares be Purchased by Cash Exercise: -----------------------------

Applicable Purchase Price for Cash Exercise: ---------------------------------

Number of Shares be Purchased by Cashless Exercise: --------------------------

Applicable Market Price for Cashless Exercise: --------------------------------



Signature: ---------------------------------------

Name: ------------------------------------------

Address: ----------------------------------------


* This original Warrant must accompany this Notice of Exercise.

                                  ATTACHMENT B
                                  ------------

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

         FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase ------- shares of the Common Stock of Tengtu International Corp., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ----------------------- attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:   ---------                  ------------------------------
                                    Signature



Fill in for new registration of Warrant:

-----------------------------------
                  Name

-----------------------------------
                  Address

-----------------------------------
Please print name and address of assignee
(including zip code number)

-----------------------------------------------------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
------------------------------------------------------------------------